NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”), dated as of May 22, 2025 is made by and between Sky Quarry Inc., a Delaware corporation (the “Company”), and the investors signatory hereto (the “Purchaser(s)”).

RE CI T A L S :

A.The Company is offering up to $5,000,000 principal amount of 12% Convertible Promissory Notes (“Notes”) to accredited investors (the “Offering”), and the Purchasers have agreed to purchase that amount of Notes specified herein and set forth on the signature page hereto, on the terms and conditions set forth herein;

B.Each Note purchased by a Purchaser is due twenty (24) months after the date of such Note’s issuance;

C.The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.Definitions.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

"Business Day" means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the Company’s common stock, par value $0.0001 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Initial Closing” means the initial closing of the purchase and sale of a Note pursuant to Section

2(a).

“Initial Closing Date” means the day on which the Initial Closing takes place.

“Intellectual Property Rights” shall mean, collectively: (a) all patents and applications therefor (including all continuations, divisionals, continuations-in-part, reissue applications/requests and patents, reexamination applications/requests and reexamined patents, abandoned applications that could be revived or reinstated, lapsed or expired patents that could be reinstated or revived, amended patents, and term-

extended patents), registered trademarks and service marks and applications therefor, domain name registrations and copyright registrations and applications therefor (collectively, “Registered IP”); (b) unregistered trademarks and service marks, trade names, domain names, trade dress, product configurations or other marks, names, logos and slogans embodying business or product goodwill or indications of origin, all translations, adaptations, derivations and combinations thereof, and all goodwill associated with the businesses in which the foregoing are used; (c) inventions (whether patentable or unpatentable and whether or not reduced to practice), discoveries, improvements, ideas, know-how, formulae, methodology, processes, and technology; (d) unregistered copyrights, designs, mask works or other expressions and works of authorship, all moral rights and visual artists’ rights in relation to the foregoing and to registered copyrights and applications therefor, and databases and database rights; (e) proprietary, confidential and other non-public information, and the right in any jurisdiction to limit the use or disclosure thereof (including technical information relating to development, design, manufacture, scheduling, installation, assembly or testing, trade secrets, secret processes and procedures, know-how, business and financial information, and all confidential information of any nature); (f) all computer software and programs (excluding off-the-shelf commercially available systems and computer programs included in purchased or leased equipment); and (g) any other similar property, whether or not embodied in tangible form (including but not limited to technical drawings and specifications, shop drawings, manuals, forms, working notes and memos, market studies, consultants’ reports, technical and laboratory data, notebooks, samples and engineering prototypes).

“Lien” shall have the meaning ascribed to such term in Section 5(d).

“Material Adverse Effect” means any event or circumstance occurring after the date of this Agreement that could have or could reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Note” means the 12% Convertible Promissory Notes of the Company issued to the Purchaser(s) under this Agreement, in the form attached hereto as Exhibit A.

“Note Shares” means the shares of Common Stock issuable upon conversion of the Note.

“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, and (iv) any Liens existing as of the date hereof.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Rights” means the Purchasers right to have the Note Shares and the Warrant Shares registered for resale on Form S-1 within 15 days of the Company selling a minimum of $1,000,000 principal amount of Notes in this Offering.

“Securities” means the Notes, the Note Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsequent Closing” means the closing of the purchase and sale of a Note after the Initial Closing pursuant to Section 2(a).

“Subsequent Closing Date” means the date on which a Subsequent Closing occurs pursuant to Section 2(a).

“Subsidiary” or “Subsidiaries” means, as of the relevant date, any subsidiary of the Company whether now existing or hereafter acquired or created.

“Transaction Documents” means this Agreement, the Notes, the Warrants and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated herein.

“Warrants” mean the warrants issuable to the Purchasers, whereby the Company will issue a number of warrants to the Purchasers equal to fifty percent (50%) of the number of shares that the Notes are initially convertible into on the date of issuance of the Notes, exercisable into shares of Common Stock at a price equal to $1.25 per share, in the form attached hereto as Exhibit B.

“Warrant Shares” means shares of Common Stock acquired by the Purchaser upon exercise of a Warrant.

2.Initial Closing and Subsequent Closings.

(a)On the Initial Closing Date and on each Subsequent Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser(s) agree to purchase, the principal amount of Notes and to receive the Warrants, as set forth on the respective Purchaser’s signature pages hereto. At the Initial Closing and each Subsequent Closing, Purchaser(s) shall deliver the Purchase Price to the Company and the Company shall deliver to the Purchaser(s) the Notes and the Warrants, and the Company and Purchaser(s) shall deliver the other items set forth in Section 3 deliverable at the Initial Closing. Upon satisfaction of the covenants and conditions set forth in Sections 4(a) and (b), the Initial Closing, and each Subsequent Closing, shall occur at the offices of the Company or such other location as the parties shall mutually agree.

3.Deliveries.

(a)On or prior to the Initial Closing Date and, with respect to any Subsequent Closing Date, the Company shall deliver or cause to be delivered to the Purchaser(s) the following:

(i)this Agreement duly executed by the Company;

(ii)a Note payable to the Purchaser(s) in the face value amount set forth on the Purchaser(s) signature page hereto dated as of the Initial Closing Date or the Subsequent Closing Date, as applicable; and

(iii)the Warrant issuable to the Purchaser.

(b)On or prior to the Initial Closing Date and with respect to any Subsequent Closing Date, the Purchaser(s) shall deliver or cause to be delivered to the Company the following:

(i)this Agreement duly executed by the Purchaser(s);

(ii)the Purchaser(s) completed Confidential Purchaser Questionnaire; and

(iii)the principal amount of the Notes subscribed for by Purchaser(s) and set forth on the Purchaser(s) signature page hereto by check or wire transfer to the Company.

4.Closing Conditions.

(a)The obligations of the Company hereunder in connection with the Initial Closing and the Subsequent Closing are subject to the following conditions being met:

(i)the accuracy in all material respects on the Initial Closing Date and, with respect any Subsequent Closing, on such Subsequent Closing Date, of the representations and warranties of the Purchaser contained herein;

(ii)all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Initial Closing Date and, with respect to any Subsequent Closing, on such Subsequent Closing Date, shall have been performed as of such date; and

(iii)the delivery by the Purchaser of the items set forth in Sections 3(b) of this Agreement in connection with the Initial Closing and each Subsequent Closing, as applicable.

(b)The obligations of the Purchaser hereunder in connection with the Initial Closing and the Subsequent Closing are subject to the following conditions being met:

(i)the accuracy in all material respects on the Initial Closing Date and, with respect any Subsequent Closing, on such the Subsequent Closing Date of the representations and warranties of the Company contained herein;

(ii)all obligations, covenants and agreements of the Company and its officers and directors required to be performed at or prior to the Initial Closing Date and, with respect to any Subsequent Closing, on such Subsequent Closing Date shall have been performed as of such date;

(iii)the delivery by the Company of the items set forth in Sections 3(a) of this Agreement in connection with the Initial Closing and each Subsequent Closing, as applicable; and

(iv)there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

5.Representations and Warranties of the Company. The Company hereby makes to the Purchaser(s) the following representations and warranties:

(a)Subsidiaries. Each of 2020 Resources LLC (“2020 Resources”), a Delaware limited liability company, 2020 Resources (Canada) Ltd. (“2020 Canada”), a corporation incorporated in Alberta, Canada, and Foreland Refining Corporation, a Texas corporation, are wholly-owned subsidiaries of the Company (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Company owns, directly or indirectly, all of the equity interests of each Subsidiary free and clear of any Liens.

(b)Organization and Qualification. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any of its Subsidiaries are in violation or default of any of the provisions of its respective articles of organization, company agreements, operating agreements, certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and its Subsidiaries are duly qualified to conduct business and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d)No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (a “Lien”) (except as contemplated herein) upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(e)Issuance of the Notes, Warrants and Warrant Shares. The Notes are duly authorized and, upon the execution of this Agreement by each Purchaser, will be duly and validly issued free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Note. The Warrants and the Warrant Shares, when issued in accordance with the terms of this Agreement and upon exercise of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company shall reserve from its duly authorized capital stock a number of shares of Common Stock for issuance of the Warrant Shares.

(f)Capitalization. The Company has 100,000,000 shares of common stock and 25,000,000 shares of preferred stock authorized for issuance, of which 21,409,620 shares of common stock are issued and outstanding, zero shares of Series A Preferred Stock are issued and outstanding, and zero shares of Series B Convertible Preferred Stock are issued and outstanding, as of May 15, 2025. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. As of May 15, 2025, there were an aggregate of 5,299,112 warrants to acquire shares of the Company’s Common Stock outstanding plus up to 1,666,667 shares of Common Stock that may be issued pursuant to Company’s stock option plan. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholder agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(g)Financial Statements. The financial statements of the Company included in its public filings (“SEC Filings”) with the Securities and Exchange Commission (“SEC” or “Commission”) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(h)Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the Company’s most recent financial statements dated March 31, 2025 as filed with the SEC on Form 10-Q: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans or compensation agreements.

(i)Legal proceedings. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Securities Act.

(j)Employee Matters. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k)Intellectual Property Rights. The Company and the Subsidiaries have, or have rights to use, the Intellectual Property Rights and similar rights necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect, and neither the Company nor its Subsidiaries have granted, or agreed to grant, to any Person any options, rights, licenses, restrictions, interests of any kind, or encumbrances relating to the Intellectual Property Rights. Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l)Affiliate Transactions. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(m)Brokerage Fees. There are no brokerage fees or commissions payable by the Company to any broker, financial advisor, placement agent, or investment banker with respect to the transactions contemplated by the Transaction Documents. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(n)Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(o)Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(p)Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(q)No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 6, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

(r)Indebtedness. The financial statements included in the Company’s SEC Filings set forth as of the date thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments and, there has been no material change thereto. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of

$50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(s)Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(t)No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(u)Environmental Matters. There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

6.Representations and Warranties of the Purchaser. Each Purchaser, severally, and not jointly, hereby represents and warrants as of the date hereof to the Company as follows:

(a)Authority. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. This Agreement has been duly executed by such Purchaser and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)Own Account. Such Purchaser (i) understands that the Note, Warrant and Warrant Shares are each a “restricted security” and have not been registered under the Securities Act or any applicable state securities law, (ii) is acquiring the Note, Warrant and Warrant Shares as principal for its own account and not with a view to or for distributing or reselling such Note, Warrant or Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, (iii) has no present intention of distributing any of such securities in violation of the Securities Act or any applicable state securities law and (iv) has no arrangement or understanding with any other persons regarding the distribution of such Note, Warrant and Warrant Shares (this representation and warranty not limiting such Purchaser’s right to sell the Warrant Shares pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser is acquiring the Note, Warrant and Warrant Shares in the ordinary course of its business.

(c)Purchaser Status. At the time such Purchaser was offered the Note, Warrant and Warrant Shares, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act.

(d)Experience of Purchaser(s). Purchaser is an accredited investor and as such has the knowledge and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note, Note Shares, Warrant and Warrant Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Note, Note Shares, Warrant and Warrant Shares, and, at the present time, is able to afford a complete loss of such investment.

(e)Confidential Purchaser Questionnaire. All of Purchaser’s information included in the Purchaser’s Confidential Purchaser Questionnaire executed by Purchaser in connection herewith is true, accurate and complete in all material respects.

(f)No General Solicitation. Purchaser is not purchasing the Note, Note Shares, Warrant and Warrant Shares as a result of any advertisement, article, notice or other communication regarding such securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(g)Disclosure. The Purchaser has been presented with an opportunity to ask management of the Company any questions about the Company’s business, operations or financial condition that it desires.

7.Registration of the Shares. The Company shall file a registration statement on Form S-1 for the resale of the Note Shares and the Warrant Shares within fifteen (15) days of the Company closing on the sale of a minimum of $1,000,000 in principal amount of the Notes being offered in this Offering.

8.Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

9.Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day,

(b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

10.Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser.

11.Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

12.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the state of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the state of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

13.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

14.Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

15.Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and the transaction documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the transaction documents or any amendments hereto.

16.Entire Agreement. This Transaction Documents, including all schedules hereto, constitutes the entire agreement between the Purchaser(s) and the Company with respect to the Securities, and there are no other agreements, warranties, representations, conditions or covenants, written or oral, express or implied, in respect of, or which affect, the transaction herein contemplated.

[SIGNATURE PAGES FOLLOW]

[PURCHASER SIGNATURE PAGES TO AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Principal Amount of Note to be Purchased: $ 150,000 Number of Warrants to be Issued to Purchaser: 60,000

[SIGNATURE PAGES CONTINUE]

[COMPANY SIGNATURE PAGE TO AGREEMENT]

THE COMPANY:

SKY QUARRY INC., a Delaware corporation

By: /s/ Marcus Laun  Name: Marcus Laun

Title: Executive Vice President

Address: 707 W. 700 S, Suite 101 Woods Cross, UT 84087